UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 4, 2018

Federal Home Loan Bank of Dallas
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51405	71-6013989
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600, Irving, Texas		75063-2547
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	214-441-8500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2017, the Board of Directors ("Board") of the Federal Home Loan Bank of Dallas ("Bank"), acting upon a recommendation from its Compensation and Human Resources Committee ("Committee"), approved the Bank’s 2018 Executive Incentive Plan ("2018 EIP"), subject to the review of the Federal Housing Finance Agency ("FHFA"). On January 4, 2018, the FHFA informed the Bank that it did not object to the 2018 EIP. The 2018 EIP is effective as of January 1, 2018.

The 2018 EIP provides cash-based award opportunities to officers of the Bank who are voting members of the Bank’s Executive Management Committee ("EMC"). Among other executive officers, each of the named executive officers identified in the Bank’s Annual Report on Form 10-K for the year ended December 31, 2016 (the "2016 10-K") is a voting member of the Bank’s EMC. The Bank’s 2016 10-K was filed with the Securities and Exchange Commission ("SEC") on March 24, 2017.

As further described below, the 2018 EIP provides for an annual award ("Annual Award") which is based on the achievement of performance goals for the period from January 1, 2018 through December 31, 2018 (the "2018 Performance Goals") and, for 50 percent of that award, the satisfaction of safety and soundness goals for the period from January 1, 2019 through December 31, 2021.

The 2018 Performance Goals that will be used to calculate the Annual Award were established by the Board and fall into the following broad categories: (a) growth objectives (which include, among other objectives, an earnings initiative); (b) operational excellence; (c) execution; (d) diversity and inclusion initiatives; and (e) learning initiatives. Each 2018 Performance Goal has been assigned a specific percentage weight. For 2018 Performance Goals comprising 72 percent of the executives’ 2018 Annual Award opportunity, each goal has been assigned a "threshold," "target" and "stretch" objective. For 2018 Performance Goals comprising 22.5 percent of the executives’ 2018 Annual Award opportunity, each goal has been assigned only a "target" and "stretch" objective. The remaining 5.5 percent of the executives’ 2018 Annual Award opportunity is based upon performance goals for which achievement will be assessed on a pass/fail basis.

For the Bank’s President and Chief Executive Officer, the incentive factor for each 2018 Performance Goal can be 0 percent (if the threshold objective is not met or, in those cases where there is not a threshold objective, the target objective is not met or, in the case of a pass/fail objective, the objective is not met), 50 percent (if results are equal to the threshold objective for those 2018 Performance Goals that have a threshold objective), 75 percent (if results are equal to the target objective) or 95 percent (if results are equal to or greater than the stretch objective or, in the case of a pass/fail objective, the objective is met). For the Bank’s other named executive officers, the incentive factor for each 2018 Performance Goal can be 0 percent (if the threshold objective is not met or, in those cases where there is not a threshold objective, the target objective is not met or, in the case of a pass/fail objective, the objective is not met), 30 percent (if results are equal to the threshold objective for those 2018 Performance Goals that have a threshold objective), 50 percent (if results are equal to the target objective) or 65 percent (if results are equal to or greater than the stretch objective or, in the case of a pass/fail objective, the objective is met).

Achievement levels between threshold and target and between target and stretch for each 2018 Performance Goal that has those achievement levels will be interpolated in a manner as determined by the Committee. The results for each 2018 Performance Goal will be multiplied by the assigned percentage weight to determine its contribution to the overall 2018 EIP goal achievement percentage. For example, if the target objective is achieved for a goal with a percentage weight of 22.75 percent, then the contribution of that goal to the President and Chief Executive Officer’s overall goal achievement percentage would be 17.063 percent (22.75 percent x 75 percent). For the other named executive officers, the contribution of that same goal to their overall goal achievement percentage would be 11.375 percent (22.75 percent x 50 percent). The percentages derived from this calculation for each 2018 Performance Goal will be added together to derive each executive’s overall goal achievement percentage for the 2018 EIP, which percentage will then be multiplied by the executive’s salary to determine his or her final Annual Award.

For the Bank’s President and Chief Executive Officer, the potential Annual Award under the 2018 EIP (before interest on the deferred portion, as described below), can be 41.225 percent of salary (if the threshold objective is achieved for each of the Bank’s 2018 Performance Goals that has a threshold objective and all of the pass/fail goals are met), 76.1 percent of salary (if the target objective is achieved for each of the Bank’s 2018 Performance Goals that has a target objective and all of the pass/fail goals are met) or 95 percent of salary (if the stretch objective is achieved for each of the Bank’s 2018 Performance Goals that has a stretch objective and all of the pass/fail goals are met). For each of the Bank’s other named executive officers, the potential Annual Award under the 2018 EIP (before interest on the deferred portion), can be 25.175 percent of salary (if the threshold objective is achieved for each of the Bank’s 2018 Performance Goals that has a threshold objective and all of the pass/fail goals are met), 50.825 percent of salary (if the target objective is achieved for each of the Bank’s 2018 Performance Goals that has a target objective and all of the pass/fail goals are met) or 65 percent of salary (if the stretch objective is achieved for each of the Bank’s 2018 Performance Goals that has a stretch objective and all of the pass/fail goals are met).

For purposes of the Annual Award, salary means the executive’s annual base salary for 2018. Given the number of variables involved in the calculation of the Annual Awards, the ultimate payouts (other than the maximum payouts) could vary significantly. For instance, the Annual Awards could be less than 41.225 percent of salary for the Bank’s President and Chief Executive Officer and 25.175 percent of salary for each of the Bank’s other named executive officers if the Bank fails to achieve the threshold objective for one or more of its 2018 Performance Goals that have a threshold objective but achieves the threshold objective for each of its other 2018 Performance Goals that has a threshold objective.

Fifty percent of an executive’s final Annual Award under the 2018 EIP (the "Current Award") will become earned and vested on December 31, 2018 if: (1) the 2018 Performance Goals have been met; (2) the executive receives at least a "Meets Expectations" performance rating for 2018; and (3) the executive is actively employed on December 31, 2018. An executive’s Current Award under the 2018 EIP is payable no later than March 15, 2019. The remaining 50 percent of an executive’s final Annual Award under the 2018 EIP (the "Deferred Award") will become earned and vested on December 31, 2021 if: (1) the safety and soundness goals set forth in the next paragraph are satisfied during the three-year deferral performance period which runs from January 1, 2019 through December 31, 2021 (the "Deferral Performance Period"); (2) the executive receives at least a "Meets Expectations" performance rating for 2021; and (3) the executive is actively employed on December 31, 2021. An executive’s Deferred Award under the 2018 EIP is payable no later than March 15, 2022 with interest at 6 percent compounded annually over the Deferral Performance Period.

The safety and soundness goals that must be satisfied during the Deferral Performance Period are: (i) no material risk management deficiency exists at the Bank; (ii) no operational errors or omissions result in material revisions to the Bank’s financial results, information submitted to the FHFA, or data used to determine incentive payouts; (iii) no submission of material information to the SEC, the Federal Home Loan Banks Office of Finance, and/or the FHFA is significantly past due; (iv) the Bank makes sufficient progress, as determined by the Board, in the timely remediation of significant examination, monitoring and other supervisory findings; and (v) the Bank has sufficient capital to pay dividends and repurchase members’ stock.

If an executive officer's employment is terminated for any reason other than death, disability or a reduction in force (as defined in the 2018 EIP), his or her unvested 2018 EIP awards will be forfeited.

If an executive officer’s employment is terminated in 2018 due to death or disability, then his or her Current Award will be treated as earned and vested based on the portion of 2018 during which the executive was employed based on the assumption that the Bank would have achieved the 2018 Performance Goals at the target achievement level. If an executive officer’s employment is terminated during the Deferral Performance Period due to death or disability, then his or her Deferred Award will be treated as fully earned and vested based on the assumption that the Bank would have achieved the safety and soundness goals. Payment of awards in connection with a death or disability would be made in a single lump sum within 75 days of the executive’s termination date.

If an executive’s employment is terminated in 2018 due to a reduction in force, then the Current Award will be treated as earned and vested based on the portion of 2018 during which the executive was employed and the extent to which the 2018 Performance Goals are ultimately satisfied. If an executive officer’s employment is terminated during the Deferral Performance Period due to a reduction in force, then his or her Deferred Award will be treated as fully earned and vested upon completion of the three-year performance period. Payment of awards in connection with a reduction in force would be made according to the normal scheduled dates and would be contingent upon the executive executing the severance agreement offered by the Bank.

If, in 2018, the Bank is involved in a merger, consolidation, reorganization or sale of all or substantially all of its assets, or is liquidated or dissolved (collectively, a "Reorganization"), subject to certain exceptions for which the Director of the FHFA has determined should not be a basis for accelerated vesting, then the Current Award will be treated as earned and vested on a pro rata basis through the date of the Reorganization. If the Bank is involved in a Reorganization during the Deferral Performance Period, then the Deferred Award will be treated as fully earned and vested effective as of the Reorganization date based on the assumption that the Bank would have achieved the safety and soundness goals. Payment of awards in connection with a Reorganization would be made in a single lump sum on the date on which the Reorganization occurs.

The Board may adjust the 2018 Performance Goals to ensure the purposes of the 2018 EIP are served. In addition, the Board, in its discretion, may consider extraordinary occurrences when assessing performance results and determining award payments. Extraordinary occurrences mean those events that, in the opinion and at the discretion of the Board, are outside the significant influence of the executive or the Bank and are likely to have a significant unanticipated effect, whether positive or negative, on the Bank’s operating and/or financial results.

Any awards not yet paid may be reduced or eliminated if any actual losses or other measures or aspects of performance are realized which would have caused a reduction in the amount of the awards. Further, if during the most recent examination of the Bank by the FHFA, the FHFA identified an unsafe or unsound practice or condition that is material to the financial operation of the Bank within the executive’s area(s) of responsibility and such unsafe or unsound practice or condition is not subsequently resolved in favor of the Bank, then all of an executive’s vested and unvested awards under the 2018 EIP will be forfeited. Any future payments for a vested award will cease and the Bank will have no further obligation to make such payments.

By resolution, the Board may reduce or eliminate an award that is otherwise earned under the 2018 EIP but not yet paid if the Board finds that a serious, material safety and soundness problem or a serious, material risk management deficiency exists at the Bank, or if: (i) operational errors or omissions result in material revisions to the Bank’s financial results, the information submitted to the FHFA, or the data used to determine incentive payouts; (ii) the submission of material information to the SEC, the Federal Home Loan Banks Office of Finance, and/or the FHFA is significantly past due; or (iii) the Bank fails to make sufficient progress, as determined by the Board, in the timely remediation of significant examination, monitoring and other supervisory findings.

The Board may amend the 2018 EIP at any time in its sole discretion. However, the Board may not amend the 2018 EIP to reduce an executive’s award as determined on the day immediately preceding the effective date of the amendment or to otherwise retroactively impair or adversely affect the rights of an executive.

In addition, the Board may terminate the 2018 EIP at any time in its sole discretion. Absent an amendment to the contrary, incentives that were earned and vested prior to the termination will be paid at the times and in the manner provided for by the 2018 EIP at the time of the termination.

The Bank’s named executive officers also participate in the 2016 Long-Term Incentive Plan ("2016 LTIP"), which provides cash-based award opportunities for these officers (as well as the Bank’s other executive officers) based on the achievement of performance goals for the period from January 1, 2016 through December 31, 2018. For a description of the potential award payments that can be earned under the 2016 LTIP, please refer to the 2016 10-K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

January 10, 2018	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer